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                                                                   EXHIBIT 23.02


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 25, 2000 included in the Versant Corporation Form 10-KSB for the year ended December 31, 1999.


                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

San Jose, California
August 10, 2000